UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On December 31, 2014, Par Petroleum Corporation (the “Company”) entered into an amendment (the “Second Merger Agreement Amendment”) to the Agreement and Plan of Merger dated June 2, 2014 (as amended from time to time, the “Merger Agreement”), among the Company, Bogey, Inc., a Hawaii corporation and a wholly owned indirect subsidiary of the Company, Koko’oha Investments, Inc., a Hawaii corporation (“Koko’oha”), and Bill D. Mills, in his capacity as the shareholders’ representative. Pursuant to the Second Merger Agreement Amendment, the parties agreed to extend the date by which the Company or Koko’oha can terminate the Merger Agreement for failure to consummate the merger contemplated thereby to March 31, 2015.

The foregoing description of the Second Merger Agreement Amendment is qualified in its entirety by reference to the Second Merger Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Amendment to Stockholders Agreement

On January 5, 2015 (the “Effective Date”), the Company and the stockholders who are parties to the Stockholders Agreement dated August 31, 2012 (as amended and supplemented from time to time, the “Stockholders Agreement”), entered into a Third Amendment to the Stockholders Agreement (the “Third Amendment”). The Third Amendment amends the Stockholders Agreement to provide that the stockholders agree to vote their shares such that the size of the board of directors of the Company (the “Board”) is set and remains at nine (9) directors, instead of eight (8), with the Board or a committee of the Board designating the director to fill the additional position on the Board resulting from such increase.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Third Amendment and the information included in Item 5.03 of this Current Report on Form 8-K regarding the Bylaw Amendment are incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the Stockholders Agreement, as amended by the Third Amendment, five individuals are to be designated by the Board or a committee of the Board. On January 5, 2015, Joseph Israel was designed by the Board pursuant to the provisions of the Stockholders Agreement to fill the vacancy resulting from Bylaw Amendment, effective as of the Effective Date. As previously disclosed, Mr. Israel was also appointed as the Company’s President and Chief Executive Officer effective January 5, 2015.

Mr. Israel, age 43, served as Senior Vice President of Hunt Refining Company from August 2011 to November 2014. Prior to joining Hunt, Mr. Israel served in various roles with Alon USA Energy, Inc. from August 2000 to July 2011, including most recently as Chief Operating Officer from September 2008 to July 2011. Prior to joining Alon, Mr. Israel held positions with several Israeli government entities beginning in 1995, including the Israeli Land Administration, the Israeli Fuel Administration and most recently as Economics and Commerce Vice President of Israel’s Petroleum Energy Infrastructure entity. Mr. Israel received an MBA and a BA in Economics from the Hebrew University of Jerusalem. Additionally, Mr. Israel has completed business courses at the Center of Management Research at Harvard University and The College of Petroleum & Energy Studies at Oxford.

Pursuant to the terms of the previously disclosed employment offer letter, on January 5, 2015 the Company granted Mr. Israel 27,829 shares of restricted Company common stock and stock options to purchase 65,217 shares of Company common stock, each under the Company’s 2012 Long Term Incentive Plan (the “Plan”). The shares of restricted Company common stock will vest ratably on each of the four annual anniversaries of the date of grant. The stock options have an exercise price of $16.17 per share (the Fair Market Value as defined in the Plan on the date of grant), have an eight year term and will vest ratably on each of the four annual anniversaries of the date of grant. The foregoing description of the grants of restricted Company common stock and stock options to purchase shares of Company common stock is qualified in its entirety by reference to the Award of Restricted Stock and Nonstatutory Stock Option Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated by reference herein

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, the Company’s amended and restated bylaws (as amended and supplemented from time to time, the “Bylaws”) were amended pursuant to the Third Amendment to the Bylaws (the “Bylaw Amendment”).

Pursuant to the Bylaw Amendment, the number of directors serving on the Board was increased from eight (8) to nine (9) to consist of those members designated pursuant to the Stockholders Agreement.

The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the Bylaw Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Third Amendment to the Amended and Restated Bylaws of Par Petroleum Corporation dated January 5, 2015.

4.1	Third Amendment to the Stockholders Agreement dated January 5, 2015 by and among Par Petroleum Corporation, Zell Credit Opportunities Fund, L.P., ZCOF Par Petroleum Holdings, LLC, Waterstone Offshore ER Fund, Ltd., Prime Capital Master SPC, GOT WAT MAC Segregated Portfolio, Waterstone Market Neutral Master Fund, Ltd., Pandora Select Partners, LP, Whitebox Multi-Strategy Partners, LP, Whitebox Credit Arbitrage Partners, LP, Whitebox Concentrated Convertible Arbitrage Partners, LP, and Whitebox Asymmetric Partners, LP.

10.1	Second Amendment to Agreement and Plan of Merger dated as of December 31, 2014, by and among Par Petroleum Corporation, Bogey, Inc., Koko’oha Investments, Inc. and Bill D. Mills, in his capacity as the shareholders’ representative.

10.2	Award of Restricted Stock dated January 5, 2015.

10.3	Nonstatutory Stock Option Agreement dated January 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: January 7, 2015	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

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